UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2020

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	85-1792291 (IRS Employer Identification No.)

150 Pierce Rd., Itasca, IL 60143
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were voted upon and approved at the annual meeting of shareholders of the Company held on September 21, 2020.

1.             Election as directors of the nominees listed below.

The holders of the common stock of the Company elected each of the following directors to hold office for a period of one (1) year or until their successors are duly appointed and qualified. The directors were elected by the following count:

Directors	For	Withheld	Broker Non-Votes
John T. Fitzgerald	11,918,009	114,516	3,766,505
Gregory P. Hannon	11,929,008	103,517	3,766,505
Terence M. Kavanagh	11,929,008	103,517	3,766,505
Doug Levine	11,928,933	103,592	3,766,505
Joseph D. Stilwell	11,918,078	114,447	3,766,505
Corissa B. Porcelli	11,918,022	114,503	3,766,505

2.            Ratification of the appointment of Plante & Moran, PLLC as the auditors of the Company for the fiscal year ending December 31, 2020.

The holders of the common stock of the Company ratified the appointment of Plante & Moran, PLLC as the auditors of the Company for the fiscal year ending December 31, 2020 by the following count:

For	Against	Abstain	Broker Non-Votes
15,631,290	167,654	86	0

3.             Approval of the Kingsway Financial Services Inc. 2020 Equity Incentive Plan.

The holders of common stock of the Company approved the Kingsway Financial Services Inc. 2020 Equity Incentive Plan by the following count:

For	Against	Abstain	Broker Non-Votes
11,867,563	164,937	25	3,766,505

4.             Non-binding, advisory approval of the compensation of the named executive officers of the Company.

The holders of common stock of the Company approved, on a non-binding and advisory basis, the compensation of the named executive officers of the Company by the following count:

For	Against	Abstain	Broker Non-Votes
11,862,152	166,007	4,366	3,766,505

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

September 22, 2020	By: /s/ Kent A. Hansen Kent A. Hansen, Chief Financial Officer